Exhibit 99

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA

In re:	CMR Mortgage Fund II, LLC	Case No.	09-30788

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Jan-11	PETITION DATE:	03/31/09

1.                                       Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor)

Dollars reported in $1

2. Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
a. Current Assets	$42,876	$13,347
b. Total Assets (see schedule J, Note 1)	$43,424,792	$43,490,583	$70,367,249
c. Current Liabilities	$14,173,161	$13,982,172
d. Total Liabilities (Note 2)	$36,080,832	$35,889,843	$6,295,128
3. Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
a. Total Receipts	$33,480	$1,400	$1,696,025
b. Total Disbursements	$3,571	$1,518	$1,666,064
c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$29,909	$(118)	$29,961
d. Cash Balance Beginning of Month	$52	$170	$0
e. Cash Balance End of Month (c + d)	$29,961	$52	$29,961
	Current Month	Prior Month	Cumulative (Case to Date)
4. Profit/(Loss) from the Statement of Operations	$(256,779)	$(8,336,347)	$(22,789,520)
5. Account Receivables (Pre and Post Petition)	$0	$0
6. Post-Petition Liabilities	$14,173,161	$13,982,172
7. Past Due Post-Petition Account Payables (over 30 days)	$3,340,371	$3,259,592

At the end of this reporting month:		Yes	No

8.                                       Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

			X
9. Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)			X
10. If the answer is yes to 8 or 9, were all such payments approved by the court?			N/A
11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)			X
12. Is the estate insured for replacement cost of assets and for general liability?		X
13. Are a plan and disclosure statement on file?			X
14. Was there any post-petition borrowing during this reporting period?			X

15. Check if paid: Post-petition taxes		;	U.S. Trustee Quarterly Fees	; Check if filing is current for: Post-petition
tax reporting and tax returns:	X	.
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Note 1:          Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 2:   See Note 5 of Liabilities and Equity

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	2/28/2011	/s/ Graham Seel
Responsible Individual

Revised 1/1/98

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended	01/31/11

Current Month
Actual	Forecast	Variance				Cumulative (Case to Date)	Next Month Forecast
				Revenues
		—	1	Gross Sales:
		—	2	less: Sales Returns & Allowances
$0		—	3	Net Sales		$0
		—	4	less: Cost of Goods Sold (Schedule ‘B’)
—		—	5	Gross Profit		—
127	13,000	(12,873)	6	Interest (Note 1)		865,547	150
		—	7	Other Income:	Gain on sale - REO
—	(2,500)	2,500	8	Less: Servicing Fees (Note 1)		(161,565)	—
		—	9

$127	10,500	$(10,373)	10	Total Revenues		$703,982	$150

				Expenses:
		—	11	Compensation to Owner(s)/Officer(s)
		—	12	Salaries
		—	13	Commissions
		—	14	Contract Labor
				Rent/Lease:
		—	15	Personal Property
		—	16	Real Property
			17	Insurance
$7,069	$20,000	$12,931	18	Management Fees		$525,029	$7,000
		—	19	Depreciation
				Taxes:
		—	20	Employer Payroll Taxes
		—	21	Real Property Taxes
		—	22	Other Taxes
		—	23	Other Selling
336	58,700	58,364	24	Other Administrative		1,418,920	58,700
$72,807	90,000	17,193	25	Interest		2,047,922	75,000
$8,333	9,000	667	26	Other Expenses:	Provision for loan losses	$7,073,730	9,000
$0	—	—	27	Impairment for REOs		$(1,092,573)	—
$64,130	154,000	89,870	28	Expenses Investment in REO		11,990,217	154,000
$0		—	29	Write-off of Sand City		289,294
$0		—	30	Loss on Investment to Senior Lender		7,257,383
$0		—	31	Impairment for Notes Receivable		1,965,927
		—	32
		—	33
		—	34

$152,675	$331,700	$179,025	35	Total Expenses		$31,475,849	$303,700

$(152,548)	$(321,200)	$168,652	36	Subtotal		$(30,771,867)	$(303,550)

				Reorganization Items:
(104,231)	$(25,000)	79,231	37	Professional Fees (Note 2)		$(603,070)	$(25,000)
		—	38	Provisions for Rejected Executory Contracts
		—	39	Interest Earned on Accumulated Cash from
				Resulting Chp 11 Case
		—	40	Gain or (Loss) from Sale of Equipment
	$0	—	41	U.S. Trustee Quarterly Fees		$(13,000)	$0
		—	42

(104,231)	(25,000)	(79,231)	43	Total Reorganization Items		(616,070)	(25,000)

$(256,779)	$(346,200)	$89,421	44	Net Profit (Loss) Before Federal & State Taxes		$(31,387,937)	$(328,550)
—	—	—	45	Federal & tate Income Taxes		(5,292)	—

$(256,779)	$(346,200)	$89,421	46	Net Profit (Loss)		$(31,382,645)	$(328,550)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Note 1: Interest accruals on loans, and associated servicing fees, is suspended starting 1/1/2011

Note 2: Professional fees include Committee professionals

BALANCE SHEET
(General Business Case)
For the Month Ended	01/31/11

Assets
		From Schedules	Market Value
	Current Assets

1	Cash and cash equivalents - unrestricted		$29,961
2	Cash and cash equivalents - restricted
3	Accounts receivable (net)	A
4	Inventory	B
5	Prepaid expenses		$12,915
6	Professional retainers		—
7	Other:
8

9	Total Current Assets		42,876

	Property and Equipment (Market Value)

10	Real property	C	$0
11	Machinery and equipment	D
12	Furniture and fixtures	D
13	Office equipment	D
14	Leasehold improvements	D
15	Vehicles	D
16	Other:
17
18
19
20

21	Total Property and Equipment		$0

	Other Assets

22	Loans to shareholders
23	Loans to affiliates	I	$1,844,759
24	Loans and advances, secured by DOT, net of allowances (Note 2)	J	6,928,775
25	Investment in Real Estate Owned, net of allowances (Note 3)	K	34,136,882
26	Investment in affiliate	L	—
27	Accounts Receivable	M	$471,500

28	Total Other Assets		$43,381,916

29	Total Assets		$43,424,792

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Note 2:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 3:

When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses.  Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses.  Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Liabilities and Equity

(General Business Case)

Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term) (Note 8)			$8,267,175
36	Accounts payable (trade)		A	$3,421,439
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees			$1,794,087

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other:	Service Fee Payable		$128,903

42	Post-Petition liabilities due to CMR Inc			$561,557

43

44	Total Current Liabilities			$14,173,161
45	Long-Term Post-Petition Debt, Net of Current Portion
46	Total Post-Petition Liabilities			$14,173,161

	Pre-Petition Liabilities (allowed amount)

47	Secured claims		F	$20,321,658

48	Priority unsecured claims		F

49	General unsecured claims		F	$1,586,013
50	Total Pre-Petition Liabilities			21,907,671
51	Total Liabilities			$36,080,832
Equity (Deficit)
52	Retained Earnings/(Deficit) at time of filing			$(1,274,838)
53	Capital Stock
54	Additional paid-in capital

55	Cumulative profit/(loss) since filing of case			(31,382,645)

56	Post-petition contributions/(distributions) or (draws)
57	Members’ Capital (Note 6)			40,001,444
58	Market value adjustment (Note 7)			—
59	Total Equity (Deficit)			$7,343,961
60	Total Liabilities and Equity (Deficit)			$43,424,793

Note 6:	Non-recorded liability

Note 7:	Members’ Capital is recorded net of market value adjustments as described in Notes 1, 2, 3, and 4 as required by GAAP. The total of fair value adjustments for loans and REO is $11,564,836.

Note 8:	Increase $75K due to court approved short term loan from Oxford Investors

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days		$81,068
31-60 Days		$80,779
61-90 Days		$80,652	$3,340,371
91+ Days		$3,178,940
Total accounts receivable/payable	$0	$3,421,439
Allowance for doubtful accounts
Accounts receivable (net)	$0

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add -
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes	No
How often do you take a complete physical inventory?		Valuation methods -
FIFO cost
Weekly		LIFO cost
Monthly		Lower of cost or market
Quarterly		Retail method
Semi-annually		Other
Annually		Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C
Real Property

Description	Cost	Market Value
	$0	$0

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -

Total	$0	$0

Furniture & Fixtures -

Total	$0	$0

Office Equipment -

Total	$0	$0

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income	$0	$0	$0		$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$20,321,658	$20,321,658
Priority claims other than taxes
Priority tax claims
General unsecured claims	$1,586,013	$1,586,013

(a)   List total amount of claims even it under secured.

(b)   Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Wells Fargo
Account Type
Account No.	412-1887244
Account Purpose	DIP
Balance, End of Month	$29,961
Total Funds on Hand for all Accounts	$29,961

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Schedule I

Loans to affiliates

(As of End of the Current Reporting Period)

Affiliate	Balance	Allowance	Total

California Mortgage and Realty, Inc - Note (Note 1, 2)	3,140,541	(1,295,782)	1,844,759

Total			1,844,759
			line 23

Note 1: unsecured portion of notes reserved for in accordance with GAAP

Note 2: one note receivable no longer has collateral - unsecured portion charged off

Schedule J

Loans and Advances, excluding HDC

(As of End of the Current Reporting Period)

		Interest Income
		and fee not	Allowance
	Legal	recognized per	for
Loan Number	Balance (Note 1)	GAAP	Loan Losses	Book Balance

05-020	873	—	—	873
05-024	272,951	(57,092)	—	215,859
05-058	561,696	(246,113)	(276,654)	38,929
05-061A	8,719	—	—	8,719
05-061B	1,393,233	(435,913)	—	957,319
06-013	55,693	(11,110)	(44,583)	0
06-023	7,726,238	(1,065,261)	—	6,660,977
06-038A	54,167,208	(54,167,208)	—	—
06-038B	190,550	(190,550)	—	—
06-038C (Note 2)	4,991,393	(4,991,393)	392,581	392,581
06-044	19,595	(2,884)	(6,031)	10,679
06-071B	29,171	(3,332)	—	25,839
07-017	124,347	(27,368)	(96,979)	(0)
08-012	564,603	(81,258)	(483,345)	—
Loan Loss Reserve			(1,383,000)	(1,383,000)

Total	70,106,269	(61,279,483)	(1,898,012)	6,928,775
				line 24

Note:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 1:	Refers to legal balance adjusted for REO principal and interest not recorded on a GAAP basis.
Note 2:	Negative allowance for loan losses reflects increase in Brisbane Quarry property value due to discovery of income potential of the operating quarry.

Schedule K

Investment in Real Estate Owned

(As of End of the Current Reporting Period)

	Foreclosure Date	Investment	Allowance	Total

Investment in 21 Mira Mesa	6/7/2007	8,629,850	(8,754,441)	(124,591)
Investment in 3202 Thirty-Fifth Ave, LLC	9/17/2007	25,951	(14,340)	11,611
Investment in 2 Aster LLC	1/24/2008	1,205	(1,903)	(698)
Investment in 15 SSFDEV, LLC	4/9/2008	516,981	(279,759)	237,222
Investment in Hamilton Creek, LLC	7/7/2008	2,051,649	(418,218)	1,633,431
Investment in 5 Casa Grande Land, LLC	9/16/2008	(2,879,287)	(192,041)	(3,071,328)
Investment in Wheatland Holdings, LLC	10/14/2008	30,927,303	(6,123)	30,921,180
Investment in 380 - 388 12th Street, LLC	8/18/2009	15,757		15,757
Investment in Laurel Lakes Venice, LLC	4/7/2010	2,561,865		2,561,865
Investment in 2 LINCDEV, LLC	6/23/2010	269,080		269,080
Investment in Fres Benito, LLC	6/16/2010	—		—
Investment in Dyer Management, LLC	3/30/2009	1,683,355		1,683,355

Total		43,803,707	(9,666,825)	34,136,882
				line 25

Note:

When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses. Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses. Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Note 2:	Negative investments represent Fund’s pro-rata share of incurred liabilities of the REO that exceed the value of the equity, resulting in negative equity

Schedule M

Accounts Receivable

(As of End of the Current Reporting Period)

Total

CMR Fund I, LLC	107,902
CMR Fund III, LLC	212,822
First Street Commercial Mortgage Fund	12,274
721 5th Street, LLC	228
724 Glenwood, LLC	12,569
Volta, LLC	41,470
Platinum Hwy 27 Orlando, LLC	17,733
4 Union, LLC	66,501
Other receivables - REO insurance refund	—

Total	471,500
line 27

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended      01/31/11

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales	$0	$323,430
3	Interest Received	$0	$431,859
4	Borrowings		$35,344
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions	$0	$0
7	Transfers from REOs from REO entities	$3,916	$135,140
8	Advances from Fund I	$800	$4,200
9	Payments on Advances	$0	$52,296
10	Transfer from FENB Account	$0	$36,690
11	Proceeds from re-financing of 950 Linden	$0	$290,890
12	Proceeds from asset sales	$28,764	$58,764
13	Proceeds from Saigon Plaza	$0	$327,412

14	Total Cash Receipts	$33,480	$1,696,025
15	Cash Disbursements
16	Payments for Inventory
17	Selling
18	Administrative	$3,571	$242,169
19	Capital Expenditures
20	Principal Payments on Debt
21	Interest Paid	$0	$592,855
22	Rent/Lease:
23	Personal Property
24	Real Property
25	Amount Paid to Owner(s)/Officer(s)
26	Salaries
27	Draws
28	Commissions/Royalties
29	Expense Reimbursements
30	Other
31	Salaries/Commissions (less employee withholding)
32	Management Fees
33	Taxes:
34	Employee Withholding
35	Employer Payroll Taxes
36	Real Property Taxes
37	Other Taxes	$0	$10,126
38	Other Cash Outflows:
39	Contribution to Hamilton Creek	$0	$507,681
40	US Trustee Fees		$16,900
41	Binder and Malter		$90,070
42	Professional Fees - Investor Committee		$49,679
43	Reimbursement CMR Inc		$76,884
44	Transfer to Wheatland Holdings	$0	$63,400
45	Transfer to 15 SSF DEV (Note 2)	$0	$11,200
46	Transfer to 5 Casa Grande	$0	$5,000
47	Transfer to 4 Union LLC	$0	$100

48	Total Cash Disbursements:	$3,571	$1,666,064
49	Net Increase (Decrease) in Cash	$29,909	$29,961
50	Cash Balance, Beginning of Period	$52	$0
51	Cash Balance, End of Period	$29,961	$29,961